Dreyfus
U.S. Treasury
Long Term Fund

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                             8   Statement of Financial Futures

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus U.S. Treasury
                                                                 Long Term Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Treasury Long Term Fund, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

The past year was challenging for most fixed-income investors. Faster than expected economic growth in the U.S. and overseas fueled concerns that long-dormant inflationary pressures might re-emerge, potentially reducing the future value of bonds' interest and principal payments. These concerns prompted the Federal Reserve Board to raise key short-term interest rates three times during the summer and fall of 1999 in an attempt to prevent a reacceleration of inflation.

While U.S. Treasury and agency securities declined sharply in this environment during 1999, prices of higher yielding securities -- such as corporate bonds and mortgage-backed securities -- fell less severely. In an environment of robust economic growth, investors appeared more comfortable owning bonds that are influenced primarily by credit risk, and they avoided securities that are most affected by interest-rate risk.

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation   in   Dreyfus   U.S.   Treasury   Long   Term  Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus U.S. Treasury Long Term Fund  perform relative to its benchmark

For the 12-month period ended December 31, 1999, Dreyfus U.S. Treasury Long Term Fund produced a total return of -8.14%.(1) In contrast, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Long-Term (10 Years and Over) Index, provided a -8.61% total return.(2) The fund's income dividends paid from net investment income during the period amounted to approximately $0.817 per share, representing a distribution rate per share of 5.83%.(3)

We attribute the fund' s performance to rising interest rates and a highly volatile bond market. Long-term bonds are particularly vulnerable to the eroding effects of higher interest rates. The U.S. Treasury sector of the bond market was particularly hard-hit in 1999 because of a dramatic fall-off in demand as investors sold U.S. Treasuries in favor of higher yielding bonds. To a large extent, these sales represented the "unwinding" of large U.S. Treasury funds that were amassed by foreign and domestic investors during 1998's global financial crisis.

What is the fund's investment approach?

As a U.S. Treasury fund, our goal is to provide shareholders with current income through an investment vehicle that is composed primarily of U.S. Treasury bills, notes and other securities that are issued or guaranteed by the United States government, its agencies or instrumentalities. The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S. Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered to rank among the highest credit quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit

                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

safety. Of course, the market value of the fund's securities and the value of fund shares are not insured or guaranteed by the U.S. government. The fund generally maintains an average dollar-weighted portfolio that exceeds 10 years.

What other factors influenced the fund's performance?

Like virtually all fixed-income investments, long-term U.S. Treasury securities were adversely affected by rising interest rates throughout the year.

Soon after the reporting period began, it became apparent that overseas economies were beginning to recover from 1998's global financial crisis, and that the growth of the U.S. economy was stronger than most analysts expected. In this environment, investors began to move away from U.S. Treasury securities to which they had previously fled during the worst of the global financial crisis. They moved instead into higher yielding, riskier assets. This caused the prices of U.S. Treasury securities to fall from relatively high levels, while the prices of corporate bonds, mortgage-backed securities and asset-backed securities rallied.

In the second through fourth quarters of 1999, economic strength in domestic and overseas markets raised concerns among U.S. fixed-income investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates three times during the summer and fall of 1999 in an attempt to forestall a reacceleration of inflation. These changes in monetary policy caused the prices of most bonds, including U.S. Treasury securities, to fall.

U.S. Treasury securities generally fell more severely than prices of corporate bonds and other higher yielding fixed-income investments during the second half of the year. That's primarily because corporate bonds tend to be more sensitive to the credit quality of their issuers, which generally improves in a strong economy, and are less sensitive to interest-rate trends; U.S. Treasury securities are more sensitive to interest-rate changes.


What is the fund's current strategy?

Our current strategy is an extension of the strategy we have attempted to follow for much of 1999, which is intended to earn as much yield as possible from our holdings, while positioning the fund to respond favorably when more favorable economic and market conditions arrive. Toward that end, we have increased the fund' s exposure to off-the-run (" OTR") Treasuries, which are U.S. Treasury securities that were issued prior to the most recent auction process. The benefit of owning OTR Treasuries is that they tend to produce higher yields because they are often considered less liquid than recent issues. Although these holdings hindered the fund' s returns as interest rates rose in 1999, we are hopeful that they will rally more strongly than other types of U.S. Treasury securities if and when the bond market experiences a positive recovery.

While in our view no one can predict the timing for a bond market recovery or lower interest rates, we believe that current financial conditions may be ripe for such a recovery. Most important, we believe that the federal budget surplus may cause the U.S. Treasury to buy back some of its outstanding debt. If the government buys back older, higher yielding securities first, as we would like, the fund's OTR Treasury holdings should benefit accordingly.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S PERFORMANCE WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, LONG-TERM (10 YEARS AND OVER) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 10 YEARS AND OVER; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

(3) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus U.S. Treasury Long Term Fund and the Merrill Lynch Governments, U.S. Treasury, Long-Term (10 Years and Over) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99


                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           (8.14)%             7.44%             7.52%


(+)  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS U.S. TREASURY LONG TERM FUND ON 12/31/89 TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, LONG-TERM (10 YEARS AND OVER) INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS AT LEAST 65% OF ITS NET ASSETS IN U.S. TREASURY SECURITIES. THE FUND'S PORTFOLIO WILL, UNDER NORMAL MARKET CONDITIONS, HAVE A DOLLAR-WEIGHTED AVERAGE MATURITY OF GREATER THAN 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. UNLIKE THE FUND, THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, LONG-TERM (10 YEARS AND OVER) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 10 YEARS AND OVER; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 1999

                                                                                            Principal
BONDS AND NOTES--96.3%                                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--25.2%

Federal Home Loan Banks,

   Medium-Term Notes, 6.005%, 7/28/2028                                                      24,000,000               20,646,000

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          5,000,000  (a)           4,842,210

U.S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By U.S. Small Business Administration):

      Ser. 1998-20, Cl. E, 6.3%, 5/1/2018                                                       938,368                  881,071

      Ser. 1998-20, Cl. J, 5.5%, 10/1/2018                                                    1,729,467                1,538,607

      Ser. 1998-20, Cl. L, 5.8%, 12/1/2018                                                    2,869,955                2,600,408

                                                                                                                      30,508,296

U.S. TREASURY BONDS--40.1%

   8.5%, 2/15/2020                                                                           28,300,000               33,458,524

   8.75%, 5/15/2017                                                                           2,750,000                3,284,958

   9.125%, 5/15/2018                                                                          3,000,000                3,717,570

   10.625%, 8/15/2015                                                                         6,000,000                8,171,940

                                                                                                                      48,632,992

U.S. TREASURY INFLATION PROTECTION SECURITIES--9.7%

   3.625%, 1/15/2008                                                                         10,000,000  (a)           9,920,400

   3.875%, 4/15/2029                                                                          2,000,000  (a)           1,868,560

                                                                                                                      11,788,960

U.S. TREASURY NOTES--10.9%

   4.75%, 11/15/2008                                                                         15,000,000               13,241,550

U.S. TREASURY PRINCIPAL STRIPS--10.4%

   Zero Coupon, 11/15/2009                                                                   25,000,000               12,643,500

TOTAL BONDS AND NOTES

   (cost $120,807,404)                                                                                               116,815,298
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--2.4%
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.19%, 1/13/2000                                                                           2,055,000  (b)           2,052,349

   4.96%, 3/30/2000                                                                             925,000                  913,465

TOTAL SHORT-TERM INVESTMENTS

   (cost $2,965,102)                                                                                                   2,965,814
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $123,772,506)                                                             98.7%              119,781,112

CASH AND RECEIVABLES (NET)                                                                         1.3%                1,516,756

NET ASSETS                                                                                       100.0%              121,297,868

(A)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(B)  PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR
     OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

December 31, 1999


                                                                   Market Value                                         Unrealized
                                                                     Covered by                                      (Depreciation)
                                            Contracts              Contracts ($)            Expiration              at 12/31/99 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 10 Year Notes                        29                  2,779,922            March 2000                     (39,875)

U.S. Treasury 30 Year Bonds                       177                 16,095,937            March 2000                     (47,813)

                                                                                                                           (87,688)


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           123,772,506    119,781,112

Receivable for shares of Beneficial Interest subscribed                  66,293

Interest receivable                                                   2,242,751

Prepaid expenses and other assets                                         2,441

                                                                     122,092,597
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            54,856

Cash overdraft due to Custodian                                          59,323

Payable for shares of Beneficial Interest redeemed                      575,024

Payable for futures variation margin--Note 4(a)                          68,281

Accrued expenses                                                         37,245

                                                                        794,729
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      121,297,868
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     143,666,079

Accumulated net realized gain (loss) on investments and
   financial futures                                                (18,289,129)

Accumulated net unrealized appreciation (depreciation)

  on investments [including ($87,688) net unrealized

   (depreciation) on financial futures]--Note 4(b)                   (4,079,082)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      121,297,868
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                    8,655,361

NET ASSET VALUE, offering and redemption price per share ($)              14.01

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,202,662

EXPENSES:

Management fee--Note 3(a)                                              787,531

Shareholder servicing costs--Note 3(b)                                 409,494

Professional fees                                                       41,780

Trustees' fees and expenses--Note 3(c)                                  34,822

Registration fees                                                       31,585

Custodian fees--Note 3(b)                                               17,850

Prospectus and shareholders' reports                                    14,618

Loan commitment fees--Note 2                                             1,163

Miscellaneous                                                            4,917

TOTAL EXPENSES                                                       1,343,760

Less--reduction in management fee due to

   undertaking--Note 3(a)                                             (291,838)

NET EXPENSES                                                         1,051,922

INVESTMENT INCOME--NET                                               7,150,740
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and options written        (12,002,846)

Net realized gain (loss) on financial futures                      (2,773,950)

NET REALIZED GAIN (LOSS)                                           (14,776,796)

Net unrealized appreciation (depreciation) on investments

   [including ($87,688) net unrealized (depreciation) on financial futures]

                                                                    (3,456,099)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (18,232,895)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (11,082,155)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended December 31,
                                                    ----------------------------
                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,150,740            6,997,579

Net realized gain (loss) on investments      (14,776,796)           11,171,370

Net unrealized appreciation (depreciation)
   on investments                             (3,456,099)           (4,493,318)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (11,082,155)            13,675,631
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (7,150,740)          (6,997,579)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 119,178,620           87,599,125

Dividends reinvested                            4,516,859            4,275,403

Cost of shares redeemed                     (126,050,055)          (91,359,590)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (2,354,576)              514,938

TOTAL INCREASE (DECREASE) IN NET ASSETS      (20,587,471)            7,192,990
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           141,885,339          134,692,349

END OF PERIOD                                 121,297,868          141,885,339
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     7,900,927            5,530,831

Shares issued for dividends reinvested            303,591              272,160

Shares redeemed                               (8,358,173)           (5,799,835)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (153,655)                3,156

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                        Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                                                 1999           1998          1997          1996           1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            16.11          15.30         14.61          15.51         13.26

Investment Operations:

Investment income--net                                            .82            .80           .93            .98           .96

Net realized and unrealized

   gain (loss) on investments                                   (2.10)           .81           .69           (.89)         2.25

Total from Investment Operations                                (1.28)          1.61          1.62            .09          3.21

Distributions:

Dividends from investment income--net                            (.82)          (.80)         (.93)          (.99)         (.96)

Net asset value, end of period                                  14.01          16.11         15.30          14.61         15.51
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (8.14)         10.77         11.69            .87         24.91
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .80            .80           .80            .80           .87

Ratio of net investment income

   to average net assets                                         5.45           5.10          6.48           6.74          6.69

Decrease reflected in above expense ratios

   due to undertakings by
   The Dreyfus Corporation                                        .22            .21           .24            .19           .05

Portfolio Turnover Rate                                        495.51        1,181.48       905.99         765.13        634.38
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         121,298         141,885      134,692        135,368       146,445

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Long Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $6,989 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $17,033,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting prinicples. If not applied, $2,961,000 of the carryover expires in fiscal 2004 and $14,072,000 expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The  fund  participates  with  other  Dreyfus-managed  funds  in  a $500 million
redemption    credit    facility   (the   "Facility"  ) to   be   utilized   for

temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 1999 through December 31, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $291,838 during the period ended December 31, 1999.

(B) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1999, the fund was charged $303,347 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 1999, the fund was charged $75,656 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 1999, the fund was charged $17,850 pursuant to the custody agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, options and financial futures, during the period ended December 31, 1999, amounted to $625,756,838 and $628,470,475, respectively.

In addition, the following table summarizes the fund's call/put options written during the period ended December 31, 1999:


                                                                                                           Options Terminated
                                                                                                ---------------------------------
                                                      Number of                  Premiums                         Net Realized
Options Written:                                       Contracts              Received ($)          Cost ($)    Gain (Loss) ($)
------------------------------------------------------------------------------------------------------------------------------------

Contracts outstanding
    December 31, 1998                                        300                  365,625

Contracts written                                          1,976                2,122,846

Contracts terminated:

    Closed                                                 1,676                1,770,502          1,487,148           283,354

    Exercised                                                450                  558,594            558,594               --

    Expired                                                  150                  159,375                --            159,375

    Total contracts terminated                             2,276                2,488,471          2,045,742           442,729

CONTRACTS OUTSTANDING
    DECEMBER 31, 1999                                         --                      --


The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against changes in the market.

     As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 1999, are set forth in the Statement of Financial Futures.

(B) At December 31, 1999, accumulated net unrealized depreciation on investments and financial futures was $4,079,082, consisting of $904 gross unrealized appreciation and $4,079,986 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus U.S. Treasury Long Term Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Long Term Fund, including the statements of investments and financial futures, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Long Term Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.
                                            [Ernst And Young LLP signature logo]


New York, New York

February 3, 2000


IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 86.06% of the ordinary income dividends paid during the fiscal year ended December 31, 1999 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                             The Fund

NOTES

                        For More Information

                        Dreyfus U.S. Treasury Long Term Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to
info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  073AR9912